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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 8, 2000 relating to the financial statements of MessageClick, Inc., which appears in the Current Report on Form 8-K/A of Verso Technologies, Inc. dated February 2, 2001.


/s/ PricewaterhouseCoopers LLP
    --------------------------
    PricewaterhouseCoopers LLP
    New York, New York
    November 29, 2001